Talk America

Investor Presentation

January 2005

Forward Looking Statements

Please Note:

Certain of the statements contained herein may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are identified by the use of forward-looking words or phrases, including, but not limited to, "estimates," "expects," "expected," "anticipates," "anticipated," and "targets". These forward-looking statements are based on our current expectations. Although we believe that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to have been correct. Forward-looking statements involve risks and uncertainties and our actual results could differ materially from our expectations. In addition to those factors discussed in the foregoing, important factors that could cause such actual results to differ materially include, among others, unanticipated delays, costs and technical difficulties in developing, deploying and operating our own networking capability, dependence on the availability and functionality of local exchange carriers' networks as they relate to the unbundled network element platform, increased price competition for long distance and local services, failure of the marketing of the bundle of local and long distance services and long distance services under our direct marketing channels and our various marketing partners, failure to manage the nonpayment of amounts due us from our customers from bundled and long distance services, attrition in the number of end users, failure or difficulties in managing our operations, including attracting and retaining qualified personnel, failure to be able to expand our active offering of local bundled services in a greater number of states, failure to provide timely and accurate billing information to customers, failure to manage our collection management systems and credit controls for customers, interruption in our network and information systems, failure to provide adequate customer service, and changes in government policy, regulation and enforcement and/or adverse judicial or administrative interpretations and rulings relating to regulations and enforcement, including, but not limited to, the continued availability of the unbundled network element platform of the local exchange carriers network and unbundled network element pricing methodology. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see the discussions contained in our Quarterly report on Form 10-Q filed November 9, 2004 and our Annual Report on Form 10-K for the year ended December 31, 2003, filed March 12, 2004, as amended by our Form 10-K/A filed May 7, 2004, and any subsequent filings. We undertake no obligation to update our forward-looking statements.

All financial results in this presentation for the year ended December 31, 2004 are based on management's current estimates thereof.

Talk America

Company Background

1989	Founded as Reseller of AT&T Branded Long Distance Services
1995	IPO, Proceeds of Offering to Build Long Distance Network
1997	Completed Long Distance Network and Partnered with AOL
2000	Launched Local Services and Created Talk America Brand
2003	JD Power & Associates Award for "Customer Satisfaction"
2004	Deployed Local Network in Michigan and Launched Internet Services

Talk America

Talk America Today

- ★ Leading Consumer CLEC with Large and Profitable Customer Base
- ★ Offer Quality Phone and Internet Service to Households
- ★ Migrating Customers to Company-Owned Network in Core Markets
- ★ Core Competency in Marketing, Back Office and OSS
- ★ Significant Cash Flow and Strong Balance Sheet
- ★ Cohesive Management Team Focused on Execution

Financial Profile

	2003	2004	+ /-
Bundled Lines On Net	0	25k	N/A
Total Bundled Lines	557k	671k	20%
Total Revenues	$382.7	$467-472	23%
Bundled Revenues	$281.3	$405-408	45%
Net Income	$37	$36-38	-
Net Cash	$(-13.4)	$43	+ $56

Industry Landscape

FCC Ruling Will Impair CLEC Competition

- UNE-P Unavailable for New Customers
- Rate Increase 12 Months After the FCC Ruling Effective Date
- Customer Concentration Required to Support a Network
- Significant Barriers to Entry for New Competitors

Big 3 Long Distance Carriers Exited Consumer Segment

Bells Positioned to Recapture Market Share

Emerging Cable Telephony Poses Long Term Threat

Continued Displacement of Wirelines with Wireless Devices

Business Strategy

Build Network and Grow Share in Core Markets



Harvest or Sell "Non-Networkable" UNE-P Customers

HIGH MARGIN DATA SERVICES

- ★ Dial-Up
- ★ DSL



EXPAND INTO BUSINESS MARKET

- ★ Increase Addressable Market
- ★ Leverage Networking Assets
- ★ Buy vs. Build



EXPAND INTO NEW MARKETS

- ★ Aquire Networking Assets
- ★ Fill Consumer Void



Only Alternative to SBC in Michigan

Michigan Market Share


100%
75%
50%
25%
0%
Talk America
Other CLECS
SBC
MI Total Lines
MI Resi / Small Biz
Detroit-Area Residential

	MI Total Lines	MI Resi / Small Biz	Detroit-Area Residential
Total Market Share	5%	8%	14%
CLEC Market Share	21%	27%	>30%

Talk America

Michigan Networking Opportunity



Customer Density

- 333,000 Lines (81% Detroit LATA)
- 2,850 lines Per End Office
- 3 Million Lines in Footprint
  - 1.9mm Households
  - 1.1mm Business

Core Network

- Lucent Switch in Southfield
- 81 End Office Colocations
- ADSL2+ Technology for Broadband

Next Generation Network: Grand Rapids

- Enhances New Service Capability
- 8 Colocations

TalkAmerica

Core Competency in Consumer Back Office

Industry Leading Back Office Processes and Systems

Capability to Migrate Customers from UNE-P to Our Network

- ★ Automated Processes Enable Scaled Conversions
- ★ Accurate Feature Provisioning and Billing

Integrated Business Processes Throughout the Customer Life Cycle

- ★ Manage Prospective Leads Through Multiple Channels
- ★ Provision Customers Accurately and Quickly
- ★ Produce Real-time Management Reports
- ★ Analyze Customer Data (Billing, Churn, Profitability, Collections, etc.)
- ★ Identify Attractive Winback Opportunities

Initial 25k Lines Migrated Seamlessly

Easily Deployed Into New Markets

Service Offerings

Bundled Local and Long Distance Plans ($406mm Revenue, 671K Lines)

- Unlimited Local Usage
- Extended Calling Area
- Statewide and Nationwide Plans for Long Distance
- Prices Range From $19.95/month to $44.95/month

Data Services

- On Net DSL Trial at $19.95 with 3Mbps Download Speed
- Standard ($9.95) and Turbo Dial-Up Products ($14.95)
- 20k Data Services Customers at Year End

Long Distance Only ($63mm Revenue, 128K Lines)

- No Longer Actively Marketed
- Primarily Credit Card Billed

Simplified Consumer Offerings

"Build Your Own" Plans


UNLIMITED NATIONWIDE
UNLIMITED STATEWIDE
BASE PLAN LD
FEATURE PACKAGE
UNLIMITED LOCAL
INTERNET
DSL
DIAL-UP

We Make it Easy for the Customer to Choose

- ★ Same Phone
- ★ Same Phone Lines
- ★ Same Phone Number
- ★ No Fee to Switch
- ★ Seamless Transition
- ★ Money-Back Guarantee

Talk America vs. SBC

Talk America Value Plan	SBC Personal Choice
$62.20	$71.85

Price Includes:

Unlimited Local Calling

Features (Caller ID, Call Waiting, 3-Way Calling, Speed Dialing)

Inside Wire Maintenance

Voicemail

Long Distance (Inter-State, Intra-State Usage, and Local Toll)

DSL (Talk America 3.0Mbs vs. SBC 1.5Mbs)

J.D. Power and Associates 2004 Residential Local Telephone Customer Satisfaction Survey (North Central Region)


Talk America: 767
Cinncinati Bell: 754
AT&T: 723
MCI: 697
ALLTEL: 675
North Central Average: 675
SBC: 664
Comcast: 660
CenturyTel: 655
Verizon: 654
Sprint: 638


J.D. POWER
TALK AMERICA

- ★ Build Your Own Plans
- ★ First Bill Projection
- ★ Welcome Kit
- ★ Service Activation Notice (3 days)
- ★ Automated Credit and Plan Selection
- ★ One Service Number for All Needs
- ★ Answer Calls in 30 Seconds
- ★ Online "Chat" Capability

Localized Marketing Push

Diverse Marketing Channels


Online
16%
Telemarketing
29%
Direct Mail
22%
Media
4%
Agents
7%
Referrals
21%

Growth Opportunities

Expand Share in Michigan Market

- ★ Acquire UNE-P Lines From Other CLECs

Move Up Market to Serve Business Customers

- ★ Acquire Product and Back Office Capability
- ★ Leverage in Other Markets

Expand to New Markets

- ★ Acquire Networking Assets
- ★ Capitalize on Residential Opportunity

Leverage Strong Financial Position

Talk America

Financial Considerations

- ★ Highly Profitable Customer Base
- ★ Significant Revenue and Free Cash Flow
- ★ Minimal Cash Taxes – NOLs
- ★ Strong Balance Sheet
- ★ Financial Flexibility

Talk America

Successful Execution

Billed Bundled Lines
(in 000's)


333
557
671
2002
2003
2004

Bundled Revenue
(MM)


171
281
407
2002
2003
2004

Significant Cash Flow

EBITDA
(MM)


72
84
80
2002
2003
2004

Free Cash Flow
(MM)


45
58
55
2002
2003
2004

Clean Balance Sheet

Net Cash
(MM)


43
-13
-67
-145
2001
2002
2003
2004

Shareholder's Equity
(MM)


138
100
23
-74
2001
2002
2003
2004

Going Forward

Strengthening Position as Leading Consumer CLEC

- ★ Building Network
- ★ Gaining Marketshare

Driving Penetration of High Margin Data Services

Generating Cash From Large and Profitable Customer Base

Pursuing Expansion Initiatives to Leverage Competitive Advantages

- ★ Consumer Marketing, Back Office and OSS
- ★ Financial Strength

Management Team in Place to Execute Our Plan

Talk America

www.talkamerica.com